UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  February 22, 2005


                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-31191                 04-3324394
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


           8 Campus Drive
       Parsippany, New Jersey                                     07054
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

     On February 23, 2005, The Medicines Company (the "Company") announced its financial results for the quarter and year ended December 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.     Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

     On February 22, 2005, the Board of Directors (the "Board") of the Company elected John P. Kelley to the Board. Mr. Kelley has been the Company's President and Chief Operating Officer since December 1, 2004.

     On February 22, 2005, James E. Thomas, a member of the Board since September 1996, announced his resignation from the Board. Mr. Thomas was a member of the Compensation Committee of the Board.

Item 9.01.     Financial Statements and Exhibits

       (c)          Exhibits

                    The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

                    99.1   Press  Release   dated   February  23,  2005 entitled
                           "The Medicines Company Reports Fourth Quarter and Year 2004 Financial Results."

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE MEDICINES COMPANY


Date:  February 23, 2005               By: /s/ Steven H. Koehler
                                           ---------------------
                                           Steven H. Koehler
                                           Senior Vice President and Chief
                                           Financial Officer

                                  Exhibit Index


Exhibit No.         Description
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99.1                Press  release   dated   February  23,  2005  entitled  "The
                    Medicines  Company  Reports  Fourth  Quarter  and Year  2004
                    Financial Results."